Supplement dated August 14, 2009
to the
Class A Shares and Class C Shares Prospectus
dated October 8, 2008,
as previously supplemented on June 26, 2009 and November 20, 2008

VAN KAMPEN RETIREMENT STRATEGY TRUST,
on behalf of each of its series,
Van Kampen 2050 Retirement Strategy Fund
Van Kampen 2045 Retirement Strategy Fund
Van Kampen 2040 Retirement Strategy Fund
Van Kampen 2035 Retirement Strategy Fund
Van Kampen 2030 Retirement Strategy Fund
Van Kampen 2025 Retirement Strategy Fund
Van Kampen 2020 Retirement Strategy Fund
Van Kampen 2015 Retirement Strategy Fund
Van Kampen 2010 Retirement Strategy Fund
Van Kampen In Retirement Strategy Fund

The Prospectus is hereby supplemented as follows:

Effective September 14, 2009, the first sentence of the seventh paragraph of the section entitled “Purchase of Shares — How to Buy Shares” is hereby deleted in its entirety and replaced with the following:

Except as described below, the minimum initial investment amount when establishing a new account with any of the Funds is $1,000 for each class of shares for regular accounts and retirement accounts; and $50 for each class of shares for accounts participating in a systematic investment program established directly with a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MULTIFNDSPT20 8/09